[BORGWARNER LOGO]

                                                     IMMEDIATE RELEASE
                                                     CONTACT:  Mary Brevard
                                                               312/322-8683

                   BORGWARNER EARNS $1.65 PER SHARE FOR Q203;
           ENGINE AND FOUR-WHEEL DRIVE SYSTEMS CONTINUE TO SPUR GROWTH

Chicago, Illinois, July 21, 2003 -- BorgWarner Inc. (NYSE: BWA) delivered earnings of $1.65 per share in the second quarter of 2003 on an 8% sales increase. Increased demand for the company's fuel-efficient engine technology and four-wheel drive systems continued to drive growth and more than offset the impact of lower industry production during the quarter.

         FINANCIAL RESULTS: For the 2003 second quarter, the company reported net earnings of $44.8 million or $1.65 per share, compared with $45.7 million, or $1.70 per share for the exceptionally strong 2002 second quarter. Sales were $769.5 million compared with $712.4 million in the prior year's second quarter.

         Net earnings for the first six months of 2003 were $89.0 million or $3.30 per share compared with $77.2 million or $2.88 per share before the cumulative effect of the change in accounting for goodwill. Sales were up 15% to $1.5 billion, compared with $1.3 billion in 2002.

         COMMENTS AND OUTLOOK: "BorgWarner's performance continues to outpace global auto industry growth because our powertrain technology serves the fastest growing areas of the market," said Timothy M. Manganello, Chairman and CEO. "Significant new business has bolstered our performance beginning in the second quarter of last year. These include our electronic all-wheel systems for crossover vehicles such as those from Honda, Acura and Hyundai, and four-wheel drive systems for new GM applications. In Europe, the demand for fuel-efficient cars is driving the growth of our engine-related products, while our Asian customers are experiencing significant growth in North America."

         George E. Strickler, Executive Vice President and CFO, said the company expects continued growth in 2003 and reiterated guidance for full-year earnings per share of $6.20 to $6.35. "We continue to see strong sales growth for our turbochargers and four-wheel drive systems," he noted. "As our product mix shifts to these systems with more purchased content, we expect to continue to improve our return on invested capital while having a minimal impact on margins. Second quarter margins were also affected by currency, especially the strong Euro, and costs related to new business opportunities."

         OPERATING GROUP RESULTS: The company's Engine Group registered a 9% sales gain to $471.6 million with a 2% increase in operating income. Strong sales of turbochargers offset the decline in sales of chain and emissions/thermal products compared with last year's strong second quarter. The group continues to benefit from demand for the company's products for European passenger cars and commercial vehicles, and sales growth for a variety of products in emerging markets such as India and China.


                                    - more -
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BorgWarner 2003 Second Quarter results -- Page 2


         Sales for the Drivetrain Group were up 7% while operating margins declined compared with last year's strong second quarter. Increased sales of four-wheel drive systems offset the impact of start-up costs for the group's new fuel-efficient transmission technology being introduced in Europe.

         RECENT HIGHLIGHTS: During the quarter, CEO Timothy Manganello was elected to the additional position of Chairman, succeeding retiring Chairman John Fiedler. BorgWarner Turbo Systems and Honeywell also announced that they have settled their patent dispute relating to variable geometry turbochargers by extending their licensing arrangement until 2006. In addition, BorgWarner Morse TEC introduced the first chain for a power take-off unit (PTU) offered to the marketplace. The system will help enable the all-wheel drive capability of Volvo's first SUV, the XC90.

         BorgWarner Inc. (NYSE: BWA) is a product leader in highly engineered components and systems for vehicle powertrain applications worldwide. The company operates manufacturing and technical facilities in 43 locations in 14 countries. Customers include Ford, DaimlerChrysler, General Motors, Toyota, Honda, Hyundai/Kia, Caterpillar, Navistar International, Renault/Nissan, Peugeot and VW/Audi. The Internet address for BorgWarner is: http://www.bwauto.com. For further information contact BorgWarner Corporate Communications at 312-322-8500. Investor conference calls are webcast at: Thomson / PR Newswire.

                                                         Financial Tables Follow


                                       ###

Statements contained in this news release may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. Words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those projected or implied in the forward-looking statements. Such risks and uncertainties include: fluctuations in domestic or foreign automotive production, the continued use of outside suppliers by original equipment manufacturers, fluctuations in demand for vehicles containing the Company's products, general economic conditions, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission, including the Cautionary Statements filed as Exhibit 99.1 to the Form 10-K for the fiscal year ended December 31, 2002.

BorgWarner Inc.
Consolidated Statements of Operations (Unaudited)

(millions of dollars, except per share data)            Three Months Ended                      Six Months Ended
                                                             June 30,              %                June 30,                %
                                                        2003          2002       Change        2003           2002        Change
----------------------------------------------      ------------  ------------ -------------------------  ------------  ----------
Net sales                                            $    769.5    $    712.4        8.0%    $  1,545.2    $  1,346.3      14.8%
Cost of sales                                             622.8         561.4       10.9%       1,246.9       1,065.6      17.0%
                                                    ------------  ------------ -------------------------  ------------  ----------
  Gross profit                                            146.7         151.0       -2.8%         298.3         280.7       6.3%

Selling, general and administrative expenses               77.0          76.5        0.7%         160.7         151.0       6.4%
Other, net                                                  0.1           0.1        0.0%           0.1          (0.4)   -125.0%
                                                    ------------  ------------ -------------------------  ------------  ----------
   Operating Income                                        69.6          74.4       -6.5%         137.5         130.1       5.7%
Equity in affiliate earnings, net of tax                   (5.2)         (6.0)     -13.3%         (11.6)         (9.4)     23.4%
Interest expense and finance charges                        8.7           9.5       -8.4%          17.7          19.3      -8.3%
                                                    ------------  ------------ -------------------------  ------------  ----------
   Earnings before income taxes                            66.1          70.9       -6.8%         131.4         120.2       9.3%
Provision for income taxes                                 19.2          23.6      -18.6%          38.1          39.9      -4.5%
Minority interest, net of tax                               2.1           1.6       31.3%           4.3           3.1      38.7%
                                                    ------------  ------------ -------------------------  ------------  ----------
   Net earnings before cumulative effect of
     accounting change                               $     44.8    $     45.7       -2.0%    $     89.0    $     77.2      15.3%

Cumulative effect of change in accounting
  principle, net of tax                                       -             -                         -        (269.0)
                                                    ------------  ------------              ------------  ------------

   Net earnings/(loss)                               $     44.8    $     45.7                $     89.0       ($191.8)
                                                    ============  ============              ============  ============

Net earnings per share before cumulative effect
  of accounting change - Diluted                     $     1.65    $     1.70                $     3.30    $     2.88

Per share charge due to cumulative effect of
  accounting change - Diluted                                 -             -                         -        (10.04)
                                                    ------------  ------------              ------------  ------------

Net earnings/(loss) per share - Diluted              $     1.65    $     1.70                $     3.30        ($7.16)
                                                    ============  ============              ============  ============


Average shares outstanding - Diluted (in millions)         27.1          26.9                      27.0          26.8
                                                    ============  ============              ============  ============

                                                       Three Months Ended                        Six Months Ended
                                                            June 30,                                 June 30,
                                                        2003          2002                      2003          2002
                                                    ------------  ------------              ------------  ------------
Capital expenditures                                 $     39.5    $     29.2                $     64.8    $     55.3
                                                    ============  ============              ============  ============

Tooling outlays, net of customer reimbursements      $     11.3    $      8.3                $     20.7    $     16.1
                                                    ============  ============              ============  ============

Depreciation and amortization:

   Fixed asset depreciation                          $     30.5    $     27.2                $     60.2    $     54.2
   Amortization of tooling                                  8.0           7.2                      15.7          13.7
                                                    ------------  ------------              ------------  ------------
                                                     $     38.5    $     34.4                $     75.9    $     67.9
                                                    ============  ============              ============  ============

BorgWarner Inc.
Sales by Operating Group (Unaudited)

(millions of dollars)                    Three Months Ended                               Six Months Ended
                                              June 30,                     %                  June 30,                     %
                                        2003            2002             Change          2003           2002             Change
-------------------------------     --------------  ---------------   -------------  --------------  --------------  -------------
Drivetrain                           $      309.3    $       288.3         7.3%       $      631.0    $      542.0       16.4%

Engine                                      471.6            434.2         8.6%              937.4           823.5       13.8%
-------------------------------     --------------  ---------------   -------------  --------------  --------------  -------------

  Subtotal                                  780.9            722.5         8.1%            1,568.4         1,365.5       14.9%

Eliminations                                (11.4)           (10.1)        N/A               (23.2)          (19.2)       N/A
                                    --------------  ---------------   -------------  --------------  --------------  -------------

Total Sales by operating group       $      769.5    $       712.4         8.0%       $    1,545.2    $    1,346.3       14.8%
                                    ==============  ===============   =============  ==============  ==============  =============

BorgWarner Inc.
Earnings Before Interest and Taxes by Operating Group (Unaudited)

(millions of dollars)                     Three Months Ended                               Six Months Ended
                                               June 30,                    %                   June 30,                   %
                                         2003            2002            Change          2003             2002          Change
-------------------------------     --------------  ---------------   -------------  --------------  --------------  -------------
Drivetrain                           $      23.7     $      29.5         -19.7%       $     49.8      $     49.1         1.4%

Engine                                      60.5            59.6           1.5%            121.2           108.5        11.7%
-------------------------------     --------------  ---------------   -------------  --------------  --------------  -------------

Total EBIT by operating group        $      84.2     $      89.1          -5.5%       $    171.0      $    157.6         8.5%


Corporate                                   (9.4)           (8.7)          8.0%            (21.9)          (18.1)       21.0%
                                    --------------  ---------------   -------------  --------------  --------------  -------------

Consolidated                                74.8            80.4          -7.0%            149.1           139.5         6.9%

Interest and finance charges                (8.7)           (9.5)         -8.4%            (17.7)          (19.3)       -8.3%
                                    --------------  ---------------   -------------  --------------  --------------  -------------

  Earnings before income taxes              66.1            70.9          -6.8%            131.4           120.2         9.3%
                                    ==============  ===============   =============  ==============  ==============  =============

BorgWarner Inc.
Condensed Consolidated Balance Sheets (Unaudited)

(millions of dollars)
                                                  June 30, 2003   December 31, 2002
ASSETS
Cash and cash equivalents                         $        73.4    $           36.6
Receivables                                               367.0               292.1
Inventories                                               192.6               180.3
Other current assets                                       63.8                57.5
                                                 ---------------  ------------------
      Total current assets                                696.8               566.5

Property, plant, and equipment                            919.9               894.9
Other long-term assets                                  1,239.6             1,221.5
                                                 ---------------  ------------------
      Total assets                                $     2,856.3    $        2,682.9
                                                 ===============  ==================


LIABILITIES
Notes payable                                     $        11.4    $           14.4
Accounts payable and accrued expenses                     452.8               435.6
Accrued income taxes payable                               16.7                 1.2
                                                 ---------------  ------------------
      Total current liabilities                           480.9               451.2

Long-term debt                                            627.6               632.3
Other long-term liabilities                               629.1               618.0

STOCKHOLDERS' EQUITY
Stockholders' equity                                    1,118.7               981.4
                                                 ---------------  ------------------
      Total liabilities and
         stockholders' equity                     $     2,856.3    $        2,682.9
                                                 ===============  ==================